SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT (this "Agreement") dated as of August 2, 2011 among Victory Park Management, LLC, as administrative and collateral agent ("Agent"), Santa Fe Gold Corporation, The Lordsburg Mining Company and Santa Fe (Barbados) Corporation (collectively, "Santa Fe" or the "Borrowers") and Sulane Holdings, Ltd. ("Sulane").

WHEREAS, Borrowers are party to a Financing Agreement (the "Financing Agreement"), dated of even date herewith, by and between Borrowers, Agent and the Lenders party thereto, pursuant to which Lenders have agreed to loan to Borrowers, $5,000,000, pursuant to one or more Secured Promissory Notes (the "Victory Park Notes"). The Victory Park Notes, the Financing Agreement and the "Obligations" defined therein are secured, *inter alia* by a Pledge and Security Agreement, by and among Agent and the Borrowers, and Deeds of Trust among the Borrowers and the Agent (collectively, the "Victory Park Collateral Documents"). The Victory Park Note, the Victory Park Collateral Documents, and all related and supporting documents and agreements, as the same may be amended from time to time are hereinafter referred to as the "Victory Park Transaction Documents"; each and every obligation of Santa Fe under the Victory Park Transaction Documents are hereinafter referred to as the "Victory Park Obligations"; and the collateral so securing the Victory Park Obligations is hereinafter referred to as the "Collateral";

WHEREAS, Sulane has purchased from Santa Fe, and there remains outstanding, US$13,500,000 7% Senior Secured Convertible Debentures (the "Sulane Debentures"). The Sulane Debenture, and the "Obligations" defined therein are secured by (I) a Mortgage, Security Agreement, Fixture Filing and Financing Statement Dated as of December 21, 2007. The Sulane Debentures and all related and supporting documents and agreements, are hereinafter referred to as the "Sulane Transaction Documents" and each and every obligation of Santa Fe under the Sulane Transaction Documents are hereinafter referred to as the "Sulane Obligations"; as described above, the Sulane Obligations are secured by the same Collateral as the Victory Park Obligations;

WHEREAS Victory Park and Sulane wish to establish their respective priorities, rights and duties with respect to the Collateral and ensure that Victory Park shall at all times, as between Sulane and Victory Park, have a first-ranking lien and security interest in the Collateral;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. ***Priority of Victory Park in Collateral; Subordination***. Sulane acknowledges and agrees that, in respect of the Collateral, Agent has been granted a pledge and security interest that ranks prior to the pledge and security interest of Sulane, and Sulane hereby unconditionally and irrevocably subordinates its pledge and security interest in the Collateral to and in favour of Agent. Sulane agrees that Agent's pledge and security interest in the Collateral shall have full and absolute priority over any pledge or security interest Sulane has or may have in the Collateral, and Sulane agrees not to take any enforcement action or exercise any remedy with

respect to the Collateral, including without limitation, the making of any demand under the Sulane Transaction Documents until the indebtedness, liabilities and obligations of Santa Fe to the Lenders are paid in full and Agent releases its pledge and security interests in the Collateral, or if Agent gives Sulane the requisite consent to take such enforcement action. Sulane hereby subordinates the Sulane Transaction documents to the Victory Park Transaction Documents and agrees that it shall not receive or accept any payments pursuant to the Sulane Transaction Documents unless and until the Obligations under the Victory Park Note have been repaid in full. Notwithstanding the foregoing, so long as no Event of Default then exists pursuant to the Financing Agreement and prior to the declaration by Agent of its intent to take enforcement action against the Borrower: (i) Sulane may receive regular payments of interest under the Sulane Debenture; and (ii) Sulane may convert the Sulane Debenture into common shares of Santa Fe in whole or in part at any time in accordance with the Sulane Debenture, without the consent of Agent. In the event, for any reason and notwithstanding the foregoing, Sulane shall receive payment under the Sulane Debenture (other than payments expressly permitted hereunder), Sulane shall hold said amounts in trust for Agent and shall promptly remit the same to Agent on Agent's first demand, and in any event not more than three (3) business days after receipt. Sulane further agrees that Agent may amend or modify the Victory Park Transaction Documents, including extending the maturity date thereof, and changing the terms and provisions thereof, without limitation and without the consent of Sulane and Sulane's subordination herein shall be unaffected thereby; provided, however, that Victory Park agrees that if the principal amount of the Victory Park Note is increased absent Sulane's prior consent thereto, the incremental amount of the Victory Park Note shall not be treated as Obligations for purposes of this Section 1.

Section 2. ***Acknowledgement of Sulane's interest in the Collateral***. Victory Park acknowledges that Sulane has been granted a pledge and security interest in the Collateral, which pledge and security interest is subordinated in accordance with Section 1; in addition, Victory Park agrees that prior to taking any enforcement action against the Collateral, it will allow and does hereby grant Sulane the right to purchase (the "Sulane Purchase Right") the Victory Park Transaction Documents for a purchase price equal to the outstanding principal balance of the Victory Park Notes plus all accrued and unpaid interest, costs and expenses (to the extent due under the Victory Park Transaction Documents; Victory Park shall provide Sulane with written notice of its intent to take enforcement action under the Victory Park Transaction Documents, and Sulane shall have five (5) business days to exercise such Sulane Purchase Right by paying the purchase price to Victory Park's designated account.

Section 3. ***Standstill***. Until the Victory Park Transaction Documents are paid in full, Sulane shall not take any enforcement action with respect to the Sulane Transaction Documents. Any distributions or other proceeds of any enforcement action obtained by Sulane in violation of the foregoing prohibition shall in any event be held in trust by it for the benefit of Agent and the Lenders, and Sulane shall promptly remit the same to Agent on Agent's first demand, and in any event not more than three (3) business days after receipt, until the Victory Park Transaction Documents are paid in full.

Section 4. ***Priorities***. The priorities set out in Sections 1 and 2 above are to prevail notwithstanding any priority to which the subordinating party may be or may hereafter become

entitled for any reason, including without limitation, priority by date and time or order of creating, granting or executing any document, the perfection, or the giving of notice under any demand for payment, the date of advance, registration, publication, or filing of any charge or encumbrance contained in the subordinating party's security and the security interests created thereby or by any provisions of any applicable law. Upon any distribution of assets of Santa Fe or the proceeds thereof to creditors in connection with Santa Fe's bankruptcy, liquidation or winding up, or in connection with any arrangement with creditors to which Santa Fe is a party, the priorities set out in this Agreement shall prevail.

Section 4. ***Santa Fe Acknowledgement***. Santa Fe acknowledges this Agreement and agrees to act in a manner consistent with this Agreement.

Section 5. ***Sulane Acknoledgement and Consent***. Sulane acknowledges and agrees that Lenders are receiving warrants in connection with the Victory Park Notes (the "**Warrants**"). Accordingly, Sulane hereby waives any and all purchase or refusal rights (and the time requirements thereto) with respect to the Warrants, pursuant to Section 4(f) of the Securities Purchase Agreement, dated as of December 21, 2007, between Sulane and Santa Fe.

Section 6. ***Successors and Assigns***. This Agreement shall be binding upon and shall enure to the benefit of the parties and their respective successors and assigns.

Section 7. ***Waiver and Amendment***. Any provision of this Agreement may be waived, amended or modified only upon the written consent of Sulane and Victory Park.

Section 8. ***Notices***. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in writing and mailed via certified mail, or faxed to the respective parties, as follows:

To Sulane:

Sulane Holdings, Inc.
P.O. Box 414
CH-1630 Bulle, Switzerland

With copies to:

Sulane Holdings Inc.
3076 Sir Francis Drake's Highway
P.O. Box 3463
Road Town, Tortola
British Virgin Islands

and

Karen C. Wiedemann
Fried, Frank, Harris, Shriver & Jacobson (London) LLP

99 City Road
London EC1Y 1AX
Telephone: +44 20 7972 9624
Facsimile: +44 20 7972 9602

To Santa Fe or the Borrowers:

c/o Santa Fe Gold Corporation
1128 Pennsylvania NE
Suite 200
Albuquerque, NM 87110
Attention: W. Pierce Carson
Telephone: (505) 255-4852
Facsimile: (505) 255-4851

To Agent:

Victory Park Management, LLC
227 W. Monroe Street, Suite 3900
Chicago, Illinois 60606
Attention: Matthew Ray
Telephone: (312)
Facsimile: (312) 701-0794

and

Brownstein Hyatt Farber Schreck, LLP
410 17th Street, Suite 2200
Denver, Colorado
Attention: Adam J. Agron
Telephone: (303) 223-1100
Facsimile: (303) 223-1111

Section 8. ***Governing Law***. This Agreement shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

Section 9. ***Consent to Jurisdiction***. SULANE AND BORROWERS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. SULANE AND BORROWERS EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM

NON CONVENIENES. SULANE AND BORROWERS HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUBORDINATED CREDITORS AND THE BORROWER AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE 10 DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF SULANE, BORROWERS OR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF SULANE OR BORROWER, AS APPLICABLE, FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). SULANE AND BORROWERS AGREES THAT AGENT'S OR LENDERS' COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. SULANE AND BORROWERS IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER ITS CONTROL AND RELATING TO THE DISPUTE.

Section 10. ***Waiver of Jury Trial***. SULANE, BORROWERS AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE VICTORY PARK TRANSACTION DOCUMENT. SULANE, BORROWERS AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELATED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE VICTORY PARK TRANSACTION DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. SULANE, BORROWERS AND AGENT WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

Section 11. ***Counterparts***. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or portable document format (.PDF), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .PDF signature were the original thereof.

Section 12. ***Severability***. If any of the provisions of this Agreement are held invalid, such invalidity shall not affect the other provisions hereof that can be given effect without the

invalid provision, and to this end the provisions of this Agreement are intended to be and shall be deemed severable.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement on the date set forth above.

SULANE HOLDINGS, INC.

Signed: ______________________

By: DR. WERNER LEICHER

Title: DIRECTOR

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement on the date set forth above.

VICTORY PARK MANAGEMENT, LLC

Signed: ______________________
By: Matthew Ray
Title: Manager

SANTA FE GOLD CORPORATION

Signed: ______________________
By: W. Pierce Carson
Title: President and CEO

THE LORDSBURG MINING COMPANY

Signed: ______________________
By:
Title:

AZCO MICA INC.

Signed: ______________________
By:
Title:

SANTA FE (BARBADOS) CORPORATION

Signed: ______________________
By:
Title:

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement on the date set forth above.

VICTORY PARK MANAGEMENT, LLC

Signed: ____________________
By: Matthew Ray
Title: Manager

SANTA FE GOLD CORPORATION

Signed: W. Pierce Carson
By: W. Pierce Carson
Title: President and CEO

THE LORDSBURG MINING COMPANY

Signed: W. Pierce Carson
By: W. Pierce Carson
Title: President

AZCO MICA INC.

Signed: W. Pierce Carson
By: W. Pierce Carson
Title: President

SANTA FE (BARBADOS) CORPORATION

Signed: W. Pierce Carson
By: W. Pierce Carson
Title: President